UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2008, Claimsnet.com inc. ("Claimsnet") entered into an Asset Purchase Agreement (the "Agreement") with Acceptius, Inc. ("Acceptius"), located in Dallas, Texas. On the same day, and in accordance with the terms of the Agreement, Claimsnet consummated the Agreement and acquired substantially all the assets of Acceptius.

Acceptius is engaged in the business of providing transaction processing services to the healthcare industry. Claimsnet acquired from Acceptius certain data, software, source code and computer processes related to Acceptius’s business, an equipment lease, books, records and other data, goodwill, certain intellectual property rights, including the name and mark "Acceptius," all of Acceptius’s cash and cash equivalents, and all of Acceptius’s accounts receivable. Claimsnet also assumed certain customer contracts and vendor/supplier contracts. Claimsnet anticipates that the acquisition will extend Claimsnet’s current revenue generating processes by adding paper conversion and claims repricing, extend Claimsnet’s claims processing capabilities and increase Claimsnet’s client base. Prior to this transaction, there was no material relationship between Claimsnet and Acceptius.

Pursuant to the Agreement, Claimsnet paid Acceptius the sum of $25,000 in cash and issued 1,700,000 restricted shares of Claimsnet’s common stock, par value $0.01 per share. Claimsnet will pay Acceptius an additional $5,000 within the next six months. Acceptius is not permitted to transfer the shares it receives as consideration under the Agreement for two years unless (i) Claimsnet files and has declared effective a registration statement under the Securities Act of 1933, as amended, covering such transfer or (ii) a change in control of Claimsnet occurs, as defined in the Agreement. Claimsnet is required to register such shares under certain circumstances in connection with a Company-initiated registration statement.

The Agreement contains customary representations, warranties and covenants. Each party has agreed to indemnify the other, subject to certain limitations, for losses incurred by such indemnified party to the extent arising from the indemnifying party’s breaches of the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, filed as Exhibit 2.1 hereto, which is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information under Item 1.01 above is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

As consideration for Claimsnet’s acquisition of substantially all the assets of Acceptius on February 20, 2008, described in Item 1.01, Claimsnet issued 1,700,000 common shares to Acceptius. Claimsnet privately placed these shares directly without the use of any broker, placement agent or finder. Claimsnet relied on the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act") for this transaction and for the issuance.

On December 24, 2007, Thomas Michel, one of our directors, exercised previously issued warrants to purchase 50,000 shares of our common stock at $0.20 per share for an aggregate amount of $10,000. The shares were not registered under the Act, by virtue of an exemption provided in Section 4(2) of the Act. The issuance did not involve a public offering.

Item 7.01 Regulation FD Disclosure.

On February 20, 2008, Claimsnet issued a press release reporting the acquisition of substantially all the assets of Acceptius. A copy of the press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD.

Pursuant to General Instruction B.2 of Form 8-K, the information contained herein and in such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the attached press release contain forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, that involve a number of risks and uncertainties. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "estimate," "expect," "intend," "may," "plan," "project," "should" and variations of such words or similar expressions. The actual future results of Claimsnet could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to, our inability to realize the expected synergies and benefits of the acquisition, difficulties and costs incurred integrating the business of Claimsnet with that of Acceptius, exposure to unknown liabilities of Acceptius, the consequences and significant costs of our management’s attention having been diverted from our day-to-day business over an extended period of time, our ability to successfully assert our rights and remedies under the Agreement, the expenses that we have incurred relating to the acquisition, maintaining access to external sources of capital, regulatory actions, success of marketing strategies, actions of Claimsnet’s competitors, dependence on business partners and distribution channels, and continued use of the Internet. Further information on Claimsnet’s risk factors is contained in Claimsnet’s quarterly, annual, and other periodic reports as filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. Claimsnet intends to file audited financial statements of Acceptius required by this Item 9.01 by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(b) PROFORMA FINANCIAL INFORMATION. Claimsnet intends to file the pro forma financial statements required by this Item 9.01 by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(c) Not applicable.

(d) EXHIBITS.

Exhibit 2.1. Asset Purchase Agreement, dated as of February 20, 2008, by and between Claimsnet.com inc. and Acceptius, Inc.*

Exhibit 99.1 Press Release, dated February 21, 2008**

*Schedules have been omitted pursuant to Item 602(b)(2) of Regulation S-B. Claimsnet undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities Exchange Commission.

**Pursuant to General Instruction B.2 of Form 8-K, this exhibit is furnished with this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

February 21, 2008	By:	Laura Bray

Name: Laura Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of February 20, 2008 by and between Claimsnet.com inc. and Acceptius, Inc.
99.1	Press Release, dated February 21, 2008